Exhibit 99.1

SAFE & GREEN HOLDINGS CORP. ANNOUNCES DAVID VILLARREAL AS CEO OF SAFE AND GREEN DEVELOPMENT CORPORATION

David Villarreal will report directly to the Development Corporation board of directors.

David Villarreal pictured above

FEBRUARY 6, 2023 – MIAMI, Fla. – Safe & Green Holdings Corp. (NASDAQ: SGBX) (“Safe & Green Holdings” or the “Company”), a leading developer, designer, and fabricator of modular structures, announced today that Safe and Green Development Corporation, the Company’s subsidiary, has appointed David Villarreal as its President & CEO.

Mr. Villarreal’s appointment is effective as of today, February 6th. As previously announced, the Company intends to spin-off thirty percent of Safe and Green Development Corporation to focus on its core competency of commercial and residential real estate while supporting the future growth and profitability of both companies. With the spin-off, Safe and Green Development Corporation and its parent company, Safe & Green Holdings Corporation, intend to provide clarity to investors regarding the business model and characteristics of each company and unlock significant shareholder value.

Headquarters will remain in Miami, Florida, for both the parent Company as well as the spin-off.

David Villarreal has held various management, leadership and operational roles throughout his career and has served as a member of the Board of Directors of Safe & Green Holdings Corp. since May 2021. Prior to Safe & Green Holdings Corp., he served as Chief Administrative Officer of Affinity Partnerships for the National Costco Mortgage Services platform, where he oversaw strategic business development and annual residential mortgage loan production of over $8 billion through proprietary technology and a network of national lenders.

Prior to this, Mr. Villarreal served in positions including but not limited to, President of Prime Source Mortgage, Inc., a consultant to the International Brotherhood of Teamsters, Chairman of Empire Energy Corporation International, Inc./Grand Monarch Holdings, Inc., Chief Operating Officer of American Resident Funding, Inc., and as Deputy Mayor for Mayor Tom Bradley, City of Los Angeles, as a principal advisor on all aspects of municipal Government programs with emphasis on senior and moderate income housing programs, housing development grants and financial assistance for housing opportunities.

Mr. Villarreal also served as a National Director for W.R. Grace Restaurant Company. His responsibilities for the successful national implementation and program development of the Immigration Reform & Control Act (I.R.C.A.) for over thirty thousand employees resulted in a Congressional Commendation and I.N.S. Award for Recognition of Organizational Excellence. Mr. Villarreal holds varied skills ranging from finance, real estate acquisition, operations, nonprofit management and more.

“I couldn’t be happier that David Villarreal has been appointed as the President and CEO of Safe and Green Development Corporation,” Paul Galvin, CEO and Chairman of Safe & Green Holdings Corp. explained. “David is an incredible leader with a fantastic, profoundly varied background that will enable him to be nimble and dexterous when leading a Company that wears many hats and has many capabilities. I believe he’s the perfect fit for the job. He’s also been with our parent Company in various advisory roles, so we’re expanding our relationship with someone who really knows the ins and outs of our business.”

“I’m honored to magnify my role within the Safe & Green family,” David Villarreal noted. “I’ve held various leadership, advisory and board roles with the Company, and I feel very prepared to transition Safe and Green Development Corporation into its own entity in order to take advantage of our strong, existing real estate portfolio. I know I can speak for the team when I say that we look forward to implementing our refreshed growth strategy and reviewing various capital investment opportunities. My history and successful background in the capital markets, real estate industry and traversing of the political landscape over the last 30 years has placed me in a defined role in this undertaking to contribute that skill set and expertise as CEO and evolve our Development Enterprise to the benefit of our shareholder base. Whether it’s a commercial or residential undertaking, we want to be the cradle to grave partner that invests its efforts in a lifetime customer and not a one-time sale. That successful formula creates the genesis of this undertaking and its unique outlook for our forthcoming success. It is said that there’s never a shortage of remarkable and viable ideas, what is always missing is the diligence, hard work and will to execute them. I have no doubt our team will execute on all these levels,” Villarreal concluded.

Mr. Villarreal graduated from Harvard University’s Trade Union Fellow Graduate Program in conjunction with the Kennedy School of Government and the Harvard Law School. He received his B.A. from California State University, Los Angeles.

More information will be shared at a later date on Safe and Green Development Corp.’s corporate structure and internal team. A former California resident, David now resides in Pocatello, Idaho, with his family.

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About Safe & Green Holdings Corp.

Safe & Green Holdings Corp., a leading modular solutions company, operates under core capabilities which include the development, design, and fabrication of modular structures, meeting the demand for safe and green solutions across various industries. The firm supports third party and in-house developers, architects, builders and owners in achieving faster execution, greener construction, and buildings of higher value. Safe and Green Development Corporation is a leading real estate development company. Formed in 2021, the company focuses on the development of sites using purpose built, prefabricated modules built from both wood & steel, sourced from one of Safe & Green Holdings factories and operated by SG Echo. For more information, visit www.safeandgreenholdings.com and follow us at @SGHcorp on Twitter.

Safe Harbor Statement

Certain statements in this press release constitute “forward-looking statements” within the meaning of the federal securities laws. Words such as “may,” “might,” “will,” “should,” “believe,” “expect,” “anticipate,” “estimate,” “continue,” “predict,” “forecast,” “project,” “plan,” “intend” or similar expressions, or statements regarding intent, belief, or current expectations, are forward-looking statements. These forward-looking statements are based upon current estimates and assumptions and include statements regarding the Company’s plans to spin-off thirty percent of Safe and Green Development Corporation to the Company’s stockholders, the spin-off providing clarity to investors regarding the business model and characteristics of each company and unlocking significant shareholder value, David Villarreal’s expected contribution to Safe and Green Development Corporation, taking advantage of Safe and Green Development Corporation’s strong, existing real estate portfolio, implementing Safe and Green Development Corporation’s refreshed growth strategy, reviewing various capital investment opportunities, evolving Safe and Green Development Corporation to the benefit of its shareholder base, Safe and Green Development Corporation’s formula and outlook for forthcoming success and the team at Safe and Green Development Corporation executing on all levels. While the Company believes these forward-looking statements are reasonable, undue reliance should not be placed on any such forward-looking statements, which are based on information available to us on the date of this release. These forward-looking statements are subject to various risks and uncertainties, many of which are difficult to predict that could cause actual results to differ materially from current expectations and assumptions from those set forth or implied by any forward-looking statements. Important factors that could cause actual results to differ materially from current expectations include, among others, the Company’s ability to spin-off Safe and Green Development Corporation to the Company’s stockholders as planned and achieve the benefits expected, David Villarreal’s ability to contribute to Safe and Green Development Corporation’s success, Safe and Green Development Corporation’s ability to take advantage of its real estate portfolio and implement its refreshed growth strategy, Safe and Green Development Corporation’s ability to be the cradle to grave partner for a lifetime customer, the Safe and Green Development Corporation’s team’s ability to implement the company’s business plan, the Company’s ability to expand within various verticals as planned, the Company’s ability to position itself for future profitability, the Company’s ability to maintain compliance with the NASDAQ listing requirements, and the other factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 and its subsequent filings with the SEC, including subsequent periodic reports on Forms 10-Q and 8-K. The information in this release is provided only as of the date of this release, and we undertake no obligation to update any forward-looking statements contained in this release on account of new information, future events, or otherwise, except as required by law.

Investor Relations:

Equity Animal

Mark Moran
(646) 363-6567

mm@equityanimal.com

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